UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2023

MASTERBRAND, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41545	88-3479920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One MasterBrand Cabinets Drive Jasper, Indiana	47546
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 812-482-2527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 29, 2023, MasterBrand, Inc. (the “Company”) published on its website its inaugural Environmental, Social and Governance Report (the “2022 ESG Report”). A copy of the 2022 ESG Report is furnished as Exhibit 99.1 and incorporated herein by reference. In connection with the 2022 ESG Report, the Company issued a press release (the “Press Release”) on June 29, 2023. A copy of the Press Release is furnished as Exhibit 99.2 and incorporated by reference.

The information in this Item 7.01 and Item 9.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

This Form 8-K, the 2022 ESG Report, and the Press Release contain forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, statements and information regarding future expectations, outcomes or results of the company, projections, predictions, expectations, estimates or forecasts and management’s beliefs, expectations, goals and objectives, and other similar expressions concerning matters that are not historical facts. Forward-looking statements should not be read as a guarantee of future performance, outcomes or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance, outcomes or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors that could affect the Company’s future performance, outcomes or results and could cause them to differ materially from those expressed or implied in the forward-looking statements include the Company’s ability to source sustainable raw materials, avert waste from landfills and manage its energy use, government regulations, changes in the scope of the Company’s operations, developments in science or technologies on measuring or assessing the impacts of operations or emissions, consumer preferences for goods or services relating to sustainability, emissions reductions and greenhouse gas emissions, as well as the risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 25, 2022. Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	2022 ESG Report.

99.2	Press Release.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERBRAND, INC.

/s/ R. David Banyard, Jr.
R. David Banyard, Jr.
President & Chief Executive Officer

Date: June 29, 2023

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